  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 1996.

                                                         REGISTRATION NO.
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM S-1

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                          SOUTHERN INVESTMENTS UK PLC
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    ENGLAND AND WALES                4911                       NONE
                         (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
     (STATE OR OTHER      CLASSIFICATION CODE NUMBER)    IDENTIFICATION NO.)
     JURISDICTION OF
    INCORPORATION OR
      ORGANIZATION)

                                800 PARK AVENUE
                                  AZTEC WEST
                                  ALMONDSBURY
                           BRISTOL BS12 4SE, ENGLAND
                                44-1454-201-101
  (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES,
                              INCLUDING ZIP CODE)

                                 JAMES A. WARD
                              900 ASHWOOD PARKWAY
                                   SUITE 500
                          ATLANTA, GEORGIA 30338-4780
                                (770) 379-7000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                 PLEASE SEND COPIES OF ALL CORRESPONDENCE TO:
     JOHN T. W. MERCER, ESQUIRE                 JOHN A. MILLARD, ESQUIRE
        TROUTMAN SANDERS LLP                       SHEARMAN & STERLING
  600 PEACHTREE STREET, N.E., SUITE               599 LEXINGTON AVENUE
                5200                            NEW YORK, NEW YORK 10022
       ATLANTA, GEORGIA 30308                        (212) 848-4000
           (404) 885-3000

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the Registration Statement becomes effective.

                               ----------------
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-09033

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ----------------
                        CALCULATION OF REGISTRATION FEE
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
                                        PROPOSED       PROPOSED
 TITLE OF EACH CLASS OF    AMOUNT       MAXIMUM        MAXIMUM      AMOUNT OF
    SECURITIES TO BE        TO BE    OFFERING PRICE   AGGREGATE    REGISTRATION
       REGISTERED        REGISTERED     PER UNIT    OFFERING PRICE     FEE
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
6.375% Senior Notes due
 2001................... $8,000,000     99.872%       $7,989,760      $2,421
6.800% Senior Notes due
 2006................... $12,000,000    99.753%      $11,970,360      $3,628

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

  The contents of Registration Statement No. 333-09033 are incorporated herein by reference. Pursuant to Part V of the General Instructions to Form S-1, the following opinions and consents are being filed herewith as exhibits as follows:

    5.1  Opinion of Troutman Sanders LLP regarding the legality of the securities being registered.
    5.2  Opinion of Allen & Overy regarding the legality of the securities being registered.
    8.1  Opinion of Troutman Sanders LLP regarding taxation.
    8.2  Opinion of Allen & Overy regarding taxation.
   23.1  Consent of Arthur Andersen.
   23.2  Consent of Ernst & Young.
   23.3  Consent of Arthur Andersen.
   23.4  Consent of Troutman Sanders LLP (included in Exhibit 5.1).
   23.5  Consent of Allen & Overy (included in Exhibit 5.2).
   23.6  Consent of Troutman Sanders LLP (included in Exhibit 8.1).
   23.7  Consent of Allen & Overy (included in Exhibit 8.2).

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant, Southern Investments UK plc, a public limited company duly organized and existing under the laws of England and Wales, has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlanta, Georgia on the 18th day of November 1996.

                                          SOUTHERN INVESTMENTS UK PLC

                                             /s/ Richard Pershing
                                          By:__________________________________
                                             RICHARD J. PERSHING
                                             DIRECTOR AND CHIEF EXECUTIVE
                                              OFFICER

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated. Each person whose signature appears below hereby authorizes Edwin Adams, Mark Ogle and Wayne Boston, and each of them acting individually, with full power of substitution, to file one or more amendments, including Post-Effective Amendments, to this Registration Statement, which Amendments may make such changes as Edwin Adams, Mark Ogle or Wayne Boston deem appropriate, and each person whose signature appears below, individually and in each capacity stated below, hereby appoints Edwin Adams, Mark Ogle and Wayne Boston, and each of them acting individually, with full power of substitution, as Attorney-in-Fact to execute his name and on his behalf to file any such Amendments to this Registration Statement.

            SIGNATURE                            TITLE                       DATE
            ---------                            -----                       ----
/s/ Richard Pershing               Chairman and Chief Executive         November 18, 1996
_________________________________  Officer
RICHARD J. PERSHING
/s/ C.B. Harreld                   Chief Financial and Accounting       November 18, 1996
_________________________________  Officer
C.B. HARRELD
/s/ Tom Boren                      Director                             November 18, 1996
_________________________________
THOMAS G. BOREN
/s/ Gale E. Klappa                 Director                             November 18, 1996
_________________________________
GALE E. KLAPPA
/s/ C. Philip Saunders             Director                             November 18, 1996
_________________________________
C. PHILIP SAUNDERS
/s/ Charles W. Whitney             Director                             November 18, 1996
_________________________________
CHARLES W. WHITNEY

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (A) EXHIBITS

    5.1  Opinion of Troutman Sanders LLP regarding the legality of the securities being registered.
    5.2  Opinion of Allen & Overy regarding the legality of the securities being registered.
    8.1  Opinion of Troutman Sanders LLP regarding taxation.
    8.2  Opinion of Allen & Overy regarding taxation.
   23.1  Consent of Arthur Andersen.
   23.2  Consent of Ernst & Young.
   23.3  Consent of Arthur Andersen.
   23.4  Consent of Troutman Sanders LLP (included in Exhibit 5.1).
   23.5  Consent of Allen & Overy (included in Exhibit 5.2).
   23.6  Consent of Troutman Sanders LLP (included in Exhibit 8.1).
   23.7  Consent of Allen & Overy (included in Exhibit 8.2).